INVESTMENTS IN AFFILIATES	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS IN AFFILIATES
INVESTMENT IN AFFILIATE

The components of equity in net assets of our non-consolidated affiliate are as follows:

(in thousands of $)
Equity in net assets of affiliate at January 1, 2018	—
Net purchase price on July 12, 2018	199,728
Dividend	(5,581)
Equity in net earnings of affiliate(1)	1,190
Initial fair value of debt guarantee (see note 24)	10,843
Equity in net assets of affiliate at December 31, 2018	206,180
(1) Equity in net earnings of affiliate includes non-cash charges of $15.7 million related to the depreciation and amortization of fair value adjustments resulting from our acquisition of 50% of the Hilli Common Units.

Quoted market prices for Hilli LLC are not available because it is not publicly traded.

Hilli LLC

On July 12, 2018, we purchased 50.0% of the Hilli Common Units from Golar, affiliates of Keppel Shipyard Limited ("Keppel") and Black &Veatch ("B&V") (together, the “Sellers”). Hilli LLC owns Golar Hilli Corporation ("Hilli Corp), the disponent owner of the Hilli. The Hilli Common Units provide us with significant influence over Hilli LLC. The Hilli is currently operating under an 8-year liquefaction tolling agreement (the “LTA”) with Perenco Cameroon S.A. (“Perenco”) and Société Nationale des Hydrocarbures (“SNH” and together with Perenco, the “Customer”). The purchase price for the Hilli Acquisition was $658 million, less 50% of the net lease obligations under the Hilli Facility on the Closing Date, plus working capital adjustments. The post closing purchase price adjustments were finalized in October 2018.

We entered into the Amended and Restated Limited Liability Company Agreement of Hilli LLC (the “Hilli LLC Agreement”) on July 12, 2018. The ownership interests in Hilli LLC are represented by three classes of units, the Hilli Common Units, the Series A Special Units and the Series B Special Units. After the Hilli Acquisition, we own:

•	50.0% of the Hilli Common Units, with the remaining Hilli Common Units owned by Golar, Keppel and B&V (44.6%, 5.0% and 0.4%, respectively).

We do not own any of the Series A Special Units or Series B Special Units.

The Hilli LLC Agreement provides that within 60 days after the end of each quarter, Golar, in its capacity as the managing member of Hilli LLC shall determine the amount of Hilli LLC’s available cash and appropriate reserves (including cash reserves for future maintenance capital expenditures, working capital and other matters), and Hilli LLC shall make a distribution to the unitholders of Hilli LLC (the “Hilli Unitholders”) of the available cash, subject to such reserves. All three classes of ownership interests in Hilli LLC have certain participating and protective rights. Hilli LLC shall make distributions to the Hilli Unitholders when, as and if declared by Golar; provided, however, that no distributions may be made on the Hilli Common Units on any distribution date unless Series A Distributions (defined below) and Series B Distributions (defined below) for the most recently ended quarter and any accumulated Series A Distributions and Series B Distributions in arrears for any past quarter have been or contemporaneously are being paid or provided for.

The Series A Special Units are entitled to receive the “Series A Distributions,” which means, with respect to any quarter, 100% of any Incremental Perenco Revenues received by Hilli Corp during such quarter. “Incremental Perenco Revenues” is contractually defined as:

•
any cash received by Hilli Corp from revenue invoiced to the extent such revenue invoiced are based on tolling fees under the LTA relating to an increase in the Brent Crude price above $60 per barrel; less

•	any incremental tax expense arising from or related to any cash receipts referred to in the bullet point above; less

•	the pro-rata portion of any costs that may arise as a result of the underperformance of the Hilli (“Underperformance Costs”) incurred by Hilli Corp during such quarter.

Series B Special Units are entitled to receive the “Series B Distributions,” which means, with respect to any quarter, an amount equal to 95% of Revenues Less Expenses received by Hilli Corp during such quarter. “Revenues Less Expenses” is contractually defined as:

•
the cash receipts from revenues invoiced by Hilli Corp as a direct result of the employment of more than the first 50% of LNG production capacity for the Hilli, before deducting any Underperformance Costs (unless the incremental capacity above the first 50% is supplied under the terms of the LTA and the term of the LTA is not expanded beyond 500 billion cubic feet of feed gas), excluding, for the avoidance of doubt, any Incremental Perenco Revenues; less

•
any incremental costs whatsoever, including but not limited to operating expenses, capital costs, financing costs and tax costs, arising as a result of employing and making available more than the first 50% of LNG production capacity for the Hilli; less

•
any reduction in revenue attributable to the first 50% of LNG production capacity availability as a result of making more than 50% of capacity available under the LTA (including, but not limited to, for example, as a result of a tolling fee rate reduction as contemplated in the LTA); less

•	the pro-rata share of Underperformance Costs incurred by Hilli Corp during such quarter.

Hilli Common Units: Distributions to Hilli Common Units may not be made until any Series A Distributions and Series B Distributions for the most recently ended quarter and any accumulated Series A Distributions and Series B Distributions in arrears for any past quarter have been paid. Hilli LLC Common Unitholders may also receive, with respect to any quarter, an amount equal to 5% of of Revenues less Expenses received by Hilli Corp during such quarter.

Summarized financial information of Hilli LLC*

The following table summarizes the financial information of Hilli LLC shown on a 100% basis as of and for the year ended December 31, 2018:

(in thousands of $)	2018
Balance sheet
Current assets	124,642
Non-current assets	1,392,711
Current liabilities	(109,773)
Non-current liabilities	(1,004,184)

Statement of operations
Liquefaction services revenue	127,625
Net income	77,842

*The summarized financial information of Hilli LLC excludes the Hilli LLC lessor VIE's financial information.